Exhibit 9
                                                                      ---------



                               SCHEDULE REGARDING
                              EQUITABLE'S LIFE INSURANCE
                      POLICIES FUNDED BY SEPARATE ACCOUNT I
                      AND RELATED POST-EFFECTIVE AMENDMENTS
                                   MAY 1, 1997
                  --------------------------------------------

         The Equitable Life Assurance Society of the United States ("Equitable") registers the interests of Separate Account I on Form S-6 in File No. 333-17633. Equitable Variable Life Insurance Company ("Equitable Variable"), a wholly-owned subsidiary of Equitable, was merged with and into Equitable on January 1, 1997 (the "Merger"). Pursuant to the Merger, Equitable became the depositor of Separate Account I and the Policies became obligations of Equitable. The interests of Equitable Variable's Separate Account I were previously registered on Form S-6 in File No. 2-54015. Separate Account I funds the following policies:


         1. "SP-1(TM)." This policy, offered from 1984 to 1990, is a single-premium policy with a contingent deferred sales load and a level face amount. (Equitable Variable continues to collect premiums and permit transfers of accumulated amounts under each of two series of these policies.)

         2. The "Champion(TM)." This policy, offered from 1984 to 1990, is a periodic-premium policy with a contingent deferred sales load and a level face amount. (Equitable Variable continues to collect premiums and permit transfers of accumulated amounts under this policy.)

         3. Basic & Expanded. These policies, offered from 1976 to 1987, are periodic-premium policies with a front-end sales load. (Equitable Variable continues to collect premiums and permit transfers of accumulated amounts under each of three series of these policies.)

         The polices referred to above were the subject of post-effective amendments filed with the Commission as set out below.

         The abbreviation "P.E." refers to a post-effective amendment. The abbreviation ("I") refers to Equitable Variable Separate Account I (File No. 811-2581), and the abbreviation ("II") refers to Separate Account II (File No. 811-3182).

         1.    Variable Life Insurance Policy, Level Face Amount ("Basic"), and
               ----------------------------------------------------------------
               Variable Life Insurance Policy, Increasing Face Amount
               ------------------------------------------------------
               ("Expanded") (Files No. 2-48988, 2-54015 and 2-72201).
               ------------------------------------------------------

         The Basic Policy was originally registered under File No. 2-48988, and the Expanded Policy was originally registered under File No. 2-54015. The registration statements were declared effective on December 17 and December 23, 1975, respectively. The registration statements were amended separately until 1981. Beginning in 1981, the registration statements for both policies funded through Separate Account I were amended under File No. 2-54015 and, by reference pursuant to Rule 429 under the Securities Act of 1933, to File No. 2-48988. Both policies funded through Separate Account II were originally registered under File No. 2-72201, and the registration statement was amended under the same file number. On March 22, 1985 Separate Account I was combined with Separate Account
II. All subsequent amendments have
been filed only under File No. 2-54015. Equitable Variable discontinued its offer to sell Basic and Expanded policies in January, 1987.

First Series (Basic and Expanded)
---------------------------------

P.E. No. 1(I)               6-17-76                   Update (Basic; later filing for Expanded)
P.E. No. 1(I)               6-22-76                   Update (Expanded; earlier filing for Basic)
P.E. No. 2(I)               9-3-76                    Update (Each policy)
P.E. No. 3(I)               3-31-77                   Update (Each policy)
P.E. No. 4(I)               2-16-78                   Update (Each policy)
P.E. No. 5(I)               4-26-78                   Update (Each policy)
P.E. No. 12(I)              7-29-81                   Policy rider to permit funding through Separate
                                                      Account II (Each policy)

Second Series (Basic and Expanded)
----------------------------------

P.E. No. 6(I)               11-21-78                  New series of policy (Specimen filed) (Each policy)
P.E. No. 7(I)               12-5-78                   Respond to comments on P.E. No. 6(I) (Each policy)
P.E. No. 8(I)               4-27-79                   Update (and first of annual supplements for
                                                      preceding series) (Each policy)
P.E. No. 9(I)               3-31-80                   Update (Each policy)
P.E. No. 10(I)              1-14-81                   Supplement: additional illustrations of death
                                                      benefits (Each policy)
P.E. No. 11(I)              4-15-81                   Update (Each policy)
P.E. No. 12(I)              7-29-81                   Policy rider to permit funding through Separate
                                                      Account II (Each policy)

Third Series (Basic and Expanded)
---------------------------------

P.E. No. 12(I)              7-29-81                   New series of policy to permit funding through
                                                      Separate Account II, a registered money market
                                                      account (specimens filed, on May 8, 1981, as
                                                      exhibits to Form N-1 registration statement of
                                                      Separate Account II)
P.E. No. 13(I)&
P.E. No. 1(II)              3-18-82                   Update and revise prospectus disclosure format

P.E. No. 14(I)&
P.E. No. 2(II)              12-7-82                   Supplement: revised loan provisions and reduced
                                                      premiums for non-smokers and possible sale through
                                                      independent broker-dealers

P.E. No. 15(I) &
P.E. No. 3 (II)             4-26-83                   Update
P.E. No. 21(I) &
P.E. No. 9(II)              3-9-84                    Update
P.E. No. 24                 12-19-84                  Revision to reflect proposed reorganization
P.E. No. 25                 3-13-85                   Respond to comments on P.E. No. 24
P.E. No. 26                 3-26-85                   Reflect completion of reorganization and update
P.E. No. 27                 4-30-86                   Update
P.E. No. 28                 9-29-86                   Supplement:  Update and add new investment
                                                      divisions
P.E. No. 29                 12-18-86                  Change effective date of P.E. No. 28 to 12-18-86
P.E. No. 30                 2-27-87                   Supplement:  Update
P.E. No. 31                 4-29-88                   Supplement:  Update
P.E. No. 32                 5-1-89                    Supplement:  Update
P.E. No. 33                 5-1-90                    Supplement:  Update
P.E. No. 34                 2-26-91                   Supplement:  New Separate Account Divisions
P.E. No. 35                 2-26-91                   Supplement:  Update
P.E. No. 36                 4-27-92                   Supplement:  Update
P.E. No. 37                 7-23-92                   Supplement:  Conversion from a Mutual Life
                                                      Insurance Company to a Stock Life Insurance Company
P.E. No. 38                 4-28-93                   Supplement:  Update
P.E. No. 39                 2-11-94                   Supplement:  Update
P.E. No. 40                 4-28-94                   Supplement:  Update
P.E. No. 41                 4-25-95                   Supplement:  Update

P.E. No. 42                  4-26-96                  Supplement:  Update
Original                     12-11-96                 Supplement:  To announce the merger of
                                                      Equitable Variable into Equitable.



         2.    Single Premium Variable Life Insurance Policy ("SP-1").
               -------------------------------------------------------

         The original SP-1(TM) Policy, with an increasing face amount, was originally registered on Post-Effective Amendment No. 16(I) under File No. 2-54015 and on Post-Effective Amendment No. 4(II) under File No. 2-72201. Equitable Variable discontinued its offer to sell such Policy in December, 1983.

         The second series SP-1 Policy, with a level face amount, was registered on Post-Effective Amendment No. 23(I) under File No. 2-54015 and on Post-Effective Amendment No. 11(II) under File No. 2-72201. On March 22, 1985 Separate Account I was combined with Separate Account II. All subsequent amendments have been filed only under File No. 2-54015. Equitable Variable discontinued its offer to sell the SP-1 Policy in April, 1990.

First Series (SP-1)
-------------------

P.E. No. 16(I) &
P.E. No. 4(II)              7-14-83                   New policy (specimen filed)
P.E. No. 17(I) &
P.E. No. 5(II)              8-17-83                   New policy
P.E. No. 18(I) &
P.E. No. 6(II)              10-18-83                  Supplement: sale through independent brokers

Second Series (SP-1)
--------------------

P.E. No. 23(I) &
P.E. No. 11(II)             5-14-84                   New series of policy (specimen filed)
P.E. No. 24                 12-19-84                  Revision to reflect proposed reorganization
P.E. No. 25                 3-13-85                   Respond to comments on P.E. No. 24
P.E. No. 26                 3-26-85                   Reflect completion of reorganization and update
P.E. No. 27                 4-30-86                   Update
P.E. No. 28                 9-29-86                   Supplement: Update and add new investment divisions
P.E. No. 29                 12-18-86                  Change effective date of P.E. No. 28 to 12-18-86
P.E. No. 30                 2-27-87                   Supplement:  Update
P.E. No. 31                 4-29-88                   Supplement:  Update
P.E. No. 32                 5-1-89                    Supplement:  Update
P.E. No. 33                 5-1-90                    Supplement:  Update
P.E. No. 34                 2-26-91                   Supplement: New Separate Account Divisions
P.E. No. 35                 2-26-91                   Supplement:  Update
P.E. No. 36                 4-27-92                   Supplement:  Update
P.E. No. 37                 7-23-92                   Supplement: Conversion from a Mutual Life
                                                      Insurance Company to a Stock Life Insurance Company
P.E. No. 38                 4-28-93                   Supplement:  Update
P.E. No. 39                 2-11-94                   Supplement:  Update
P.E. No. 40                 4-28-94                   Supplement:  Update
P.E. No. 41                 4-25-95                   Supplement:  Update

P.E. No. 42                 4-26-96                   Supplement:  Update
Original                    12-11-96                  Supplement:  To announce the merger of
                                                      Equitable Variable into Equitable.


         3.    Periodic Premium Variable Life Insurance Policy with Contingent
               ---------------------------------------------------------------
Deferred Sales Load (The "Champion").
-------------------------------------

         The Champion(TM) Policy was originally registered on Post-Effective Amendment No. 19 (I) under File No. 2-54015 and on Post-Effective Amendment No. 7(II) under File No. 2-72201. On March 22, 1985 Separate Account I was combined with Separate Account II. All subsequent amendments have been filed only under File No. 2-54015. Equitable Variable discontinued its offer to sell The Champion Policy in April, 1990.

P.E. No. 19(I) &
P.E. No. 7(II)              12-27-83                  New policy (specimen filed)
P.E. No. 20(I) &
P.E. No. 8(II)              2-27-84                   Cancel automatic effectiveness of P.E. No. 19(I) &
                            P.E. No. 7(II)
P.E. No. 22(I) &

P.E. No. 10 (II)            5-7-84                    Respond to comments on P.E. No. 19(I) & P.E. No.
                                                      7(II)
P.E. No. 24                 12-19-84                  Revision to reflect proposed reorganization
P.E. No. 25                 3-13-85                   Respond to comments on P.E. No. 24
P.E. No. 26                 3-26-85                   Reflect completion of reorganization and update
P.E. No. 27                 4-30-86                   Update
P.E. No. 28                 9-29-86                   Reorganize prospectus presentation, update, and
                                                      add new investment divisions
P.E. No. 29                 12-18-86                  Change effective date of P.E. No. 28 to 12-18-86
P.E. No. 30                 2-27-87                   Supplement:  Update
P.E. No. 31                 4-29-88                   Supplement:  Update
P.E. No. 32                 5-1-89                    Supplement:  Update
P.E. No. 33                 5-1-90                    Supplement:  Update
P.E. No. 34                 2-26-91                   Supplement:  New Separate Account Divisions
P.E. No. 35                 2-26-91                   Supplement:  Update
P.E. No. 36                 4-27-92                   Supplement:  Update
P.E. No. 37                 7-23-92                   Supplement:  Conversion from a Mutual Life
                                                      Insurance Company to a Stock Life Insurance Company
P.E. No. 38                 4-28-93                   Supplement:  Update
P.E. No. 39                 2-11-94                   Supplement:  Update
P.E. No. 40                 4-28-94                   Supplement:  Update
P.E. No. 41                 4-25-95                   Supplement:  Update

P.E. No. 42                 4-26-96                   Supplement:  Update
Original                    12-11-96                  Supplement:  To announce the merger of
                                                      Equitable Variable into Equitable.



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